UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 11, 2022

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

__________________________________________

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 11, 2022, Crusader Insurance Company (“Crusader”), a subsidiary of Unico American Corporation, entered into a sublease agreement (the “Lease”) with Western General Insurance Company, in Liquidation, a California corporation (“Western General”) for the lease of approximately 4,199 rentable square feet of office space located at 5230 Las Virgenes Road, Suite 100, Calabasas, CA 91302 (the “Premises”). The Lease is subject and subordinate to that certain Office Lease by and between Western General and Colorado Capital Calabasas LLC, a Delaware limited liability Company, dated August 1, 2021. Crusader intends to use the Premises for its new corporate headquarters.

The term of the Lease is expected to commence on February 1, 2022 (the “Commencement Date”) and will terminate January 31, 2023, unless earlier terminated pursuant to the terms of the Lease.

Beginning on the Commencement Date, Crusader is obligated to make monthly rent payments in an amount of $10,539.49. In addition, Crusader is obligated to pay Western General its proportionate share, 5.45%, of operating expenses. Crusader was also required to deliver to Western General an initial payment of $20,539.49, $10,000 of which is held by Western General as a security deposit.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Lease, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above with respect to the Lease is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith.

Exhibit Number	Description
Exhibit 10.1	Sublease Agreement by and between Western General Insurance Company, in Liquidation and Crusader Insurance Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: January 17, 2021	By:	/s/ Jennifer E. Ziegler
	Name:	Jennifer E. Ziegler
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

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